Wildermuth Fund

Supplement dated August 1, 2023, to the Wildermuth Fund Class A Shares and Class C Shares

prospectus and the Class I Shares prospectus, each dated July 29, 2022 and to the Statement of Additional Information (“SAI”) of the Class A, Class C and Class I Shares of the

Wildermuth Fund dated July 29, 2022

On July 28, 2023, the Board of Trustees (the “Board”) of Wildermuth Fund (the “Fund”) approved, based on the recommendation of Wildermuth Advisory LLC: (i) the termination of the Fund’s Distribution Agreement with UMB Distribution Services, LLC; (ii) the termination of the Fund’s Distribution Plan relating to Class C shares; (iii) the termination of the Fund’s Shareholder Services Plan and Agreement relating to Class A and Class C shares; and (iv) the conversion of all of the Fund’s outstanding Class A and Class C shares to Class I shares (the “Class Conversion”). The termination of these agreements and plans, effective July 31, 2023, will discontinue services that are no longer needed because the Fund is in liquidation. These actions are also expected to lower expenses for the Fund and shareholders.

The Class Conversion, which is expected to occur on or before August 15, 2023 (the “Conversion Date”), will be completed based on the share classes’ relative net asset values on the Conversion Date, without the imposition of any fees or expenses. The Fund’s Class A, Class C and Class I shares have the same fee structure, except that Class I shares are not subject to distribution or service fees and the expense limitation cap for Class I shares is lower than that of Class A or Class C shares.

Furthermore, effective as of August 1, 2023, the “SUMMARY OF FUND EXPENSES” section in the Class I Prospectus is restated as provided below based on Fund expenses for the period from April 1, 2023 to July 28, 2023.

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses	Class I
Maximum Sales Load (as a percent of offering price)	None
Redemption Fee on Shares Repurchased Within 90 Days of Purchase (as a percent of proceeds)	2.00%
Contingent Deferred Sales Charge	None

Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.50%
Interest Paid on Borrowed Funds(1)	1.04%
Other Expenses	1.45%
Shareholder Servicing Expenses	0.00%
Distribution Fee	0.00%
All Non-Shareholder Servicing Other Expenses	1.45%
Acquired Fund Fees and Expenses(2)	0.29%
Total Annual Expenses	4.28%
Less Fee Waiver and Reimbursement(3)	(0.20%)
Total Annual Expenses (Including Acquired Fund Fees and Expenses but after fee waiver and reimbursement)	4.08%

(1)	The Interest Paid on Borrowed Funds is the estimated amount of interest, fees and expenses that will be paid during the current fiscal year ended March 31, 2024. The actual amount of expenses borne by the Fund will vary over time in accordance with the level of the Fund’s borrowings and market interest rates.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in Investment Funds that are investment companies, including registered investment companies and Private Funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, because the financial statements, when issued, include only the direct operating expenses incurred by the Fund. Acquired Fund Fees and Expenses would be higher if similar fees and expenses of all Investment Funds were included in this calculation.

(3)	The Adviser and the Fund have entered into an Expense Limitation Agreement, under which the Adviser has agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that they exceed the 2.75% Expense Limitation attributable to Class I shares, exclusive of “Acquired Fund Fees and Expenses.” In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed. Any waiver or reimbursement of fees by the Adviser is subject to repayment by the Fund within three years of the date of such waiver or reimbursement; provided, however, that (i) the Fund is able to make such repayment without exceeding the expense limitation in place at the time the fees being repaid were waived or the Fund’s current expense limitation, whichever is lower and (ii) such repayment is approved by the Board. The Expense Limitation Agreement is currently in effect through July 31, 2024 unless and until the Board approves its modification or termination. See “Management of the Fund.”

If you have additional questions, please contact your financial advisor, a client service representative at (888) 445-6032 or visit the Fund’s website under Announcements & FAQs at: www.wildermuthfund.com. The website will be updated as we have additional information available.

Please retain this supplement with the Fund’s Prospectus and SAI.